UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 8, 2008

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800,

Minneapolis, Minnesota 55431

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 8, 2008, the Board of Directors of Apogee Enterprises, Inc. (the “Company”) adopted amendments to the Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan, the Apogee Enterprises, Inc. Deferred Incentive Compensation Plan and the Apogee Enterprises, Inc. Partnership Plan. A brief summary of each plan amendment follows.

Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan

On October 8, 2008, the Company’s Board of Directors adopted an amendment to the Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan providing that no more benefits will accrue to plan participants as of December 31, 2008. Plan participants will continue to earn service for the purpose of becoming vested in the benefits they had accrued as of December 31, 2008. In addition, the amendment allows a plan participant to change from one type of life annuity to another type of life annuity provided they are actuarially equivalent and the election is received by the principal sponsor prior to the participant’s separation from service.

Apogee Enterprises, Inc. Deferred Incentive Compensation Plan

In October 2004, the American Jobs Creation Act of 2004 amended the Internal Revenue Code to add section 409A (“Section 409A”), which imposes significant restrictions on nonqualified deferred compensation. In October 2006, the Company’s Board of Directors approved amendments to the Apogee Enterprises, Inc. Deferred Incentive Compensation Plan in order to bring the plan into compliance with Section 409A and proposed associated regulations. On October 8, 2008, the Company’s Board of Directors adopted the First Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (the “DICP Amendment”), with provisions effective either as of January 1, 2008 or January 1, 2009, which contains additional amendments to the plan in order to bring the plan into compliance with the final regulations of Section 409A. Pursuant to the DICP Amendment, the benefits under the plan are subject to the following changes:

•	The definition of Financial Hardship shall be construed to have a meaning consistent with the term Unforeseeable Emergency as defined in Section 409A.

•

All benefits, other than the benefits earned under the Apogee Enterprises, Inc. Executive Supplemental Plan, which the Company has commonly referred to as its Restoration Plan, shall be subject to Section 409A.

•	The definition of Disability shall be construed to have a meaning consistent with the term Disability as defined in Section 409A.

•	The definition of Termination of Employment has been expanded and is now included in the plan document rather than by reference to Separation of Service as defined by Section 409A.

•	The timing for completing a deferral election form for the next fiscal year was changed from a date prior to the fiscal year to the December 31 prior to the fiscal year.

•	The ability for a plan participant to elect to receive a distribution of the participant’s account on a specified date was added to the plan.

•

The defined term Key Employees (which was defined in the proposed regulations of Section 409A) has been changed to the defined term Specified Employees (which is defined in the Company’s Specified Employees Policy and which is consistent with the definition of Specified Employees in the final regulations of Section 409A).

•	Each current active plan participant may elect a new time and form of payment of distribution before December 31, 2008.

In addition, the DICP Amendment merged the Restoration Plan with and into the Apogee Enterprises, Inc. Deferred Incentive Compensation Plan.

Apogee Enterprises, Inc. Partnership Plan

In October 2006, the Company’s Board of Directors approved amendments to the Apogee Enterprises, Inc. Partnership Plan in order to bring the plan into compliance with Section 409A and proposed associated regulations. At that time a decision was made to retain grandfathering for a large portion of the benefits earned under the Apogee Enterprises, Inc. Partnership Plan. On October 8, 2008, the Company’s Board of Directors adopted the First Amendment of Apogee Enterprises, Inc. Partnership Plan (2005 Restatement), effective as of January 1, 2008, which did not retain grandfathering and caused all benefits to be subject to the rules of Section 409A. Pursuant to the amendment, the benefits under the plan are subject to the following changes:

•	The definition of Termination of Employment has been expanded and is now included in the plan document rather than by reference to Separation of Service as defined by Section 409A.

•	Each current active plan participant may elect a new time and form of payment of distribution before December 31, 2008.

•	The requirement that a deferral remain in the plan for five years was removed from the plan.

•

The defined term Key Employees (which was defined in proposed regulations of Section 409A) has been changed to the defined term Specified Employees (which is defined in the Company’s Specified Employees Policy and which is consistent with the definition of Specified Employees in the final regulations of Section 409A).

Copies of the Third Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement), the First Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) and the First Amendment of Apogee Enterprises, Inc. Partnership Plan are attached to this Current Report on Form 8-K and incorporated herein by reference. The descriptions in this Current Report on Form 8-K of the plan amendments are qualified in their entirety by reference to the attached copies of the plan amendments.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement), First Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement) and Second Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement) (incorporated by reference to Exhibit 10.1 to Apogee’s Current Report on Form 8-K filed on January 29, 2008).

10.2	Third Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement).*

10.3	Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (incorporated by reference to Exhibit 10.3 to Apogee’s Current Report on Form 8-K filed on October 17, 2006).

10.4	First Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement).*

10.5	Apogee Enterprises, Inc. Partnership Plan (2005 Restatement) (incorporated by reference to Exhibit 10.5 to Apogee’s Current Report on Form 8-K filed on October 17, 2006).

10.6	First Amendment of Apogee Enterprises, Inc. Partnership Plan (2005 Restatement).*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon General Counsel and Corporate Secretary

Date: October 15, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement), First Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement) and Second Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement) (incorporated by reference to Exhibit 10.1 to Apogee’s Current Report on Form 8-K filed on January 29, 2008).

10.2	Third Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement).*

10.3	Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (incorporated by reference to Exhibit 10.3 to Apogee’s Current Report on Form 8-K filed on October 17, 2006).

10.4	First Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement).*

10.5	Apogee Enterprises, Inc. Partnership Plan (2005 Restatement) (incorporated by reference to Exhibit 10.5 to Apogee’s Current Report on Form 8-K filed on October 17, 2006).

10.6	First Amendment of Apogee Enterprises, Inc. Partnership Plan (2005 Restatement).*

*	Filed herewith

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